EXHIBIT 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	U	1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00002	17 FEB 2004	S249/00

6. ISSUED BY DARPA CMO ATTN: ALGERIA K. TATE 3701 NORTH FAIRFAX DRIVE ARLINGTON VA 22203-1714	CODE HR0011	7. ADMINISTERED BY (If other than item 6) DCMA SANTA ANA 34 CIVIC CENTER PLAZA RM 813A SANTA ANA CA 92701	CODE S0513A

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) IRVINE SENSORS CORPORATION 3001 REDHILL AVE BLDG 3-108 COSTA MESA CA 92626-4526 CODE 54266 FACILITY CODE		☐	9A. AMENDMENT OF SOLICIATION NO.
		☐	9B. DATED (SEE ITEM 11)
		☒	10A. MOD. OF CONTRACT/ ORDER NO. MDA972-03-C-0052
		☒	10B. DATED (SEE ITEM 13) 21-Apr-2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended, ☐ is not extended,

     Offer must acknowledge receipt of this amendment prior to the hour and the date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 & 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

      See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 and its Alternate V
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type of print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
John C. Carson, President	ALGERIA K. TATE

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ John C. Carson	17 Feb 04	BY	/s/ ALGERIA K. TATE	2/17/04

(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

MDA972-03-C-0052

P00002

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

The purpose of this Modification is to issue and definitize a change order, pursuant to FAR 52.243-2, and to incorporate additional work under CLIN 0001 according to Section H-16 of the contract. Therefore, this modification (1) provides for an equitable adjustment commensurate with the change; (2) include under the Basic (CLIN 0001/0002) additional within-scope work according to the Statement of Work for Cavesln, copies of which are retained by both parties; (3) increases the total estimated cost plus fixed fee of CLIN 0001 by $749,994.00; (4) provides an increment of funds to fully fund this change; and (5) extends the contract period of performance through September 30, 2004. Accordingly, make the following changes:

1. At Block 15G of the Standard Form 26, the Total Amount of Contract is revised to read: $3,803,908.00.

2. At Section B - Supplies or Services and Prices/Costs, CLIN 0001 is revised as follows:

CLIN 0001	Changed from	By	To
Estimated Cost	$2,849,917.00	$700,480.00	$3,550,397.00
Fixed Fee	$203,997.00	$49,514.00	$253,511.00
Total Cost Plus Fixed Fee	$3,053,914.00	$749,994.00	$3,803,908.00

3. At Section C-l - Scope of Work, add the following sentences at the end of paragraph (a):

As a change resulting from the basic effort, the Contractor shall also perform the tasks described in the Statement of Work contained in the Contractor’s technical proposal entitled, “CavesIn,” dated January 16, 2004, revised February 10, 2004. Copies of the Contractor’s proposal and Statement of Work are in possession of both parties.

4. Revise of Section F-l - Term of Contract - to read as follows:

The term of the basic contract, CLINs 0001 and 0002, commences on March 27, 2003 as authorized under Advance Agreement to Authorize Incurrence of Precontract Costs (see Attachment No. 1) and continues through September 30, 2004.

5. At Section G-4 - Accounting and Appropriation Data - add the following line of accounting:

ACRN AD	9740400 1320 S249 P4G10 2525 DPAC 4 5212 S12136 62702E	$749,994.00
(ARPA Order S249/00)

6. CONTRACTOR’S STATEMENT OF RELEASE: In consideration of the Modification agreed to herein as complete and equitable adjustment for cost proposal dated January 16, 2004, revised February 10, 2004 for CLINs 0001/0002, the Contractor hereby releases the Government from any and all liability under this contract for equitable adjustments attributable to such factors or circumstances giving rise to the submission of this proposal. This equitable adjustment increases the cost by $700,480.00, and increases the fee by $49,514.00, for a total cost plus fixed fee increase to CLIN 0001 at $749,994.00.

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